UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2007

GREENE COUNTY BANCSHARES, INC.
(Exact name of Registrant as specified in its charter)

Tennessee	0-14289	62-1222567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 North Main Street, Greeneville, Tennessee 37743-4992
(Address of principal executive offices)

(423) 639-5111
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:
Greene County Bancshares, Inc. (the "Company") is furnishing this Amendment No. 1 to the Current Report on Form 8-K filed earlier on April 13, 2007 (the "Original 8-K") to indicate that the press release furnished therewith may be a written communication pursuant to Rule 425 under the Securities Act of 1933 (the “Securities Act”) by marking the appropriate box on the cover page of this Amendment No. 1 to the Original 8-K.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 12, 2007, Greene County Bancshares, Inc. (the "Company") announced its financial results for the first quarter ended March 31, 2007. The press release, which was furnished as Exhibit 99.1 to the Original 8-K, is incorporated herein by this reference.

The information in this Amendment No. 1 and the exhibit that is incorporated herein by reference is being furnished pursuant to Item 2.02 "Results of Operations and Financial Condition" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, unless it is expressly set forth by specific reference in such filing.

ITEM 7.01. REGULATION FD DISCLOSURE.

The information set forth above under Item 2.02 is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.  N/A
(b) Pro forma financial information.  N/A
(c) Shell company transactions. N/A
(d) Exhibits.  See Exhibit Index immediately following the signature page hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            GREENE COUNTY BANCSHARES, INC.

Date: April 13, 2007                         By: /s/ James E. Adams
                        James E. Adams
Senior Vice President and
Chief Financial Officer
(Duly Authorized Representative)

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release dated April 12, 2007 (incorporated by reference to Exhibit 99.1 to the Original 8-K dated April 12, 2007 and filed with the SEC on April 13, 2007).